Exhibit 99.2

Quarterly Supplemental

1st Quarter 2023

H-E-B
Bicycle Store
publix
FOOD & PHARMACY
North Hills
Austin, TX
Brick Walk
New York
Blakeney
Charlotte, NC
Seminole Shoppes
Jacksonville, FL

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

March 31, 2023

Forward-Looking Statements	i

Earnings Press Release	iii

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures	9

Capital Expenditures and Additional Disclosures	10

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Development and Redevelopment Current Year Completions	18

Real Estate Information:

Leasing Statistics	19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced	20

Annual Base Rent by State	21

Annual Base Rent by CBSA	22

Annual Base Rent by Tenant Category	23

Significant Tenant Rents	24

Tenant Lease Expirations	25

Portfolio Summary Report by State	26

Additional Disclosures and Forward-Looking Information:

Components of NAV	41

Earnings Guidance	42

Glossary of Terms	43

Safe Harbor Language

March 31, 2023

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” "plan," “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments, or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results from operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to

Supplemental Information i

natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial, or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information ii

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports First Quarter 2023 Results

JACKSONVILLE, Fla. (May 4, 2023) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq: REG) today reported financial and operating results for the period ended March 31, 2023 and provided updated 2023 earnings guidance. For the three months ended March 31, 2023 and 2022, Net Income was $0.57 per diluted share and $1.14 per diluted share, respectively.

First Quarter 2023 Highlights

•
Reported Nareit FFO of $1.08 per diluted share and Core Operating Earnings of $1.03 per diluted share for the first quarter
•
Raised 2023 Nareit FFO guidance to a range of $4.07 to $4.15 per diluted share and 2023 Core Operating Earnings guidance to a range of $3.87 to $3.93 per diluted share
•
The midpoint of 2023 Core Operating Earnings guidance represents 4.5% year-over-year growth, excluding the collection of receivables reserved during 2020-2021
•
Increased Same Property NOI year-over-year by 6.3% in the first quarter, excluding lease termination fees and the collection of receivables reserved during 2020-2021
•
Increased Same Property percent leased by 80 basis points year-over-year to 95.1%, and Same Property percent commenced by 70 basis points year-over-year to 92.8%
•
Increased Same Property shop percent leased by 170 basis points year-over-year to 92.1%
•
Executed 1.1 million square feet of comparable new and renewal leases during the first quarter at a blended cash rent spread of +5.5% and a blended straight-lined rent spread of +14.1%
•
As of March 31, 2023, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $303 million
•
Pro-rata net debt-to-operating EBITDAre was 4.9x at March 31, 2023

Subsequent Highlights

•
On May 2, 2023, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.65 per share

"The strength of our first quarter results and operating trends are evidence that our business remains very healthy, supported by continued robust leasing demand,” said Lisa Palmer, President and Chief Executive Officer. “The resiliency of our asset class, combined with Regency’s high-quality portfolio, experienced team, strong balance sheet and liquidity position, and access to capital put us in an advantageous position to drive sustainable cash flow growth and to opportunistically and accretively invest capital."

Supplemental Information iii

Financial Results

Net Income

•
For the three months ended March 31, 2023, Net Income Attributable to Common Shareholders (“Net Income”) was $97.3 million, or $0.57 per diluted share, compared to Net Income of $195.2 million, or $1.14 per diluted share, for the same period in 2022.
o
Net Income in the first quarter of 2022 included a gain on sale of real estate of $102 million, or $0.59 per diluted share, primarily related to the sale of Costa Verde Center.

Nareit FFO

•
For the three months ended March 31, 2023, Nareit Funds From Operations (“Nareit FFO”) was $186.5 million, or $1.08 per diluted share, compared to $178.2 million, or $1.03 per diluted share, for the same period in 2022.
o
Nareit FFO in the first quarter of 2023 was favorably impacted by the collection of receivables reserved during 2020 and 2021 of $1.5 million, or $0.01 per diluted share, compared to $9.3 million, or $0.05 per diluted share, in the first quarter of 2022.
o
Nareit FFO in the first quarter of 2023 also benefitted from the reinstatement of straight-line rent of $1.0 million, or approximately $0.01 per diluted share, due to the conversion of certain cash basis tenants back to accrual basis accounting, compared to $4.0 million, or $0.02 per diluted share, in the first quarter of 2022.

Core Operating Earnings

•
For the three months ended March 31, 2023, Core Operating Earnings was $177.8 million, or $1.03 per diluted share, compared to $166.9 million, or $0.97 per diluted share, for the same period in 2022.
o
Core Operating Earnings in the first quarter of 2023 was also favorably impacted by the collection of receivables reserved during 2020 and 2021 of $0.01 per diluted share, compared to $0.05 per diluted share in first quarter 2022.

Portfolio Performance

Same Property NOI

•
First quarter 2023 Same Property NOI, excluding lease termination fees and collection of 2020/2021 reserves, increased by 6.3% compared to the same period in 2022.
o
First quarter 2023 Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased by 2.5% compared to the same period in 2022.
o
Growth in Same Property base rents contributed 4.3% to Same Property NOI growth in the first quarter of 2023.

Supplemental Information iv

Occupancy

•
As of March 31, 2023, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 94.9% leased.

•
As of March 31, 2023, Regency’s Same Property portfolio was 95.1% leased, unchanged sequentially and an increase of 80 basis points compared to March 31, 2022.
o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 92.1%, an increase of 20 basis points sequentially and an increase of 170 basis points compared to March 31, 2022.

o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.9%, a decline of 10 basis points sequentially and an increase of 20 basis points compared to March 31, 2022.
•
As of March 31, 2023, Regency’s Same Property portfolio was 92.8% commenced, unchanged sequentially and an increase of 70 basis points compared to March 31, 2022.

Leasing Activity

•
During the three months ended March 31, 2023, Regency executed approximately 1.1 million square feet of comparable new and renewal leases at a blended cash rent spread of +5.5% and a blended straight-lined rent spread of +14.1%.
•
During the trailing twelve months ended March 31, 2023, the Company executed approximately 6.3 million square feet of comparable new and renewal leases at a blended cash rent spread of +7.3% and a blended straight-lined rent spread of +15.0%.

Capital Allocation and Balance Sheet

Developments and Redevelopments

•
As of March 31, 2023, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $303 million at the Company’s share, 56% of which has been incurred to date.

Balance Sheet

•
During the first quarter, as part of the Company’s previously announced stock repurchase program, Regency repurchased approximately 350 thousand shares of common stock at an average price of $57.22 per share, for $20.0 million.

•
As of March 31, 2023, Regency had approximately $1.2 billion of capacity under its revolving credit facility.
•
As of March 31, 2023, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 4.9x on a trailing 12-month basis.
•
Subsequent to quarter-end, Regency completed the refinancing of six mortgage loans in an unconsolidated co-investment partnership for gross proceeds of $136 million, or $54 million at Regency’s share, each for a 5-year term, at a blended fixed interest rate of 5.41%.

Dividend

•
On May 2, 2023, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.65 per share. The dividend is payable on July 6, 2023, to shareholders of record as of June 14, 2023.

Supplemental Information v

2023 Guidance

Regency Centers has updated its 2023 guidance, as summarized in the table below. Please refer to the Company’s Earnings Presentation for additional detail, as well as in the Company’s first quarter 2023 supplemental package. All materials are posted on the Company’s website at investors.regencycenters.com.

Full Year 2023 Guidance (in thousands, except per share data)	1Q 2023	Current Guidance	Prior Guidance

Net Income Attributable to Common Shareholders per diluted share	$0.57	$2.01 - $2.09	$1.92 - $2.00

Nareit Funds From Operations ("Nareit FFO") per diluted share	$1.08	$4.07 - $4.15	$4.03 - $4.11

Core Operating Earnings per diluted share (1)	$1.03	$3.87 - $3.93	$3.83 - $3.89

Same property NOI growth without termination fees	2.5%	+0.5% to +1.5%	0% to +1.0%

Same property NOI growth without termination fees or collection of 2020/2021 reserves	6.3%	+2.5% to +3.5%	+2.0% to +3.0%

Collection of 2020/2021 reserves (2)	$1,521	+/- $4,000	+/- $3,000

Certain non-cash items (3)	$8,742	$34,500 - $37,500	$34,500 - $37,500

G&A expense, net (4)	$23,898	$88,000 - $91,000	$87,000 - $90,000

Interest expense, net	$41,116	+/- $168,000	+/- $168,000

Recurring third party fees & commissions	$5,799	+/- $25,000	+/- $25,000

Development and Redevelopment spend	$24,745	+/- $130,000	+/- $130,000

Acquisitions	$0	$0	$0
Cap rate (weighted average)	0.0%	0%	0%

Dispositions	$0	+/-$65,000	+/-$65,000
Cap rate (weighted average)	0.0%	+/- 7.0%	+/- 7.0%

Unit issuance (gross)	$0	$20,000	$0

Share Repurchase settlement (gross)	$20,000	$20,000	$0

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro-rata basis.

Supplemental Information vi

Conference Call Information

To discuss Regency’s first quarter results and provide further business updates, management will host a conference call on Friday, May 5th, at 11:00 a.m. ET. Dial-in and webcast information is below.

First Quarter 2023 Earnings Conference Call

Date:	Friday, May 5, 2023
Time:	11:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	1st Quarter 2023 Webcast Link

Replay: Webcast Archive: Investor Relations page under Events & Webcasts

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

Reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO and Core Operating Earnings – Actual (in thousands, except per share amounts)

For the Periods Ended March 31, 2023 and 2022	Three Months Ended		Year to Date
	2023	2022	2023	2022
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$97,281	195,228	$97,281	195,228
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	89,035	84,130	89,035	84,130
Gain on sale of real estate	(241)	(102,010)	(241)	(102,010)
Exchangeable operating partnership units	420	863	420	863
Nareit Funds From Operations	$186,495	178,211	$186,495	178,211

Nareit FFO per share (diluted)	$1.08	1.03	$1.08	1.03
Weighted average shares (diluted)	172,235	172,431	172,235	172,431

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$186,495	178,211	$186,495	178,211
Adjustments to reconcile to Core Operating Earnings (1):
Certain Non-Cash Items
Straight-line rent	(2,389)	(3,478)	(2,389)	(3,478)
Uncollectible straight-line rent	(635)	(2,383)	(635)	(2,383)
Above/below market rent amortization, net	(5,665)	(5,392)	(5,665)	(5,392)
Debt premium/discount amortization	(8)	(106)	(8)	(106)
Core Operating Earnings	$177,798	166,852	$177,798	166,852

Core Operating Earnings per share (diluted)	$1.03	0.97	$1.03	0.97
Weighted average shares (diluted)	172,235	172,431	172,235	172,431

Weighted Average Shares For Diluted Earnings per Share	171,494	171,671	171,494	171,671

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	172,235	172,431	172,235	172,431
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Supplemental Information vii

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to pro-rata Same Property NOI.

Reconciliation of Net Income Attributable to Common Shareholders to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended March 31, 2023 and 2022	Three Months Ended		Year to Date
	2023	2022	2023	2022
Net income attributable to common shareholders	$97,281	195,228	$97,281	195,228
Less:
Management, transaction, and other fees	(6,038)	(6,684)	(6,038)	(6,684)
Other(1)	(9,502)	(12,621)	(9,502)	(12,621)
Plus:
Depreciation and amortization	82,707	77,842	82,707	77,842
General and administrative	25,280	18,792	25,280	18,792
Other operating expense	(497)	2,173	(497)	2,173
Other expense	34,416	(62,716)	34,416	(62,716)
Equity in income of investments in real estate excluded from NOI (2)	11,785	12,388	11,785	12,388
Net income attributable to noncontrolling interests	1,207	1,588	1,207	1,588
NOI	236,639	225,990	236,639	225,990

Less non-same property NOI (3)	(2,241)	(61)	(2,241)	(61)

Same Property NOI	$234,398	225,929	$234,398	225,929
% change	3.7%		3.7%

Same Property NOI without Termination Fees	$229,680	223,981	$229,680	223,981
% change	2.5%		2.5%

Same Property NOI without Termination Fees or Redevelopments	$195,549	190,805	$195,549	190,805
% change	2.5%		2.5%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$228,159	214,703	$228,159	214,703
% change	6.3%		6.3%
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its first quarter 2023 supplemental package that may help investors estimate earnings. A copy of the Company’s first quarter 2023 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the period ended March 31, 2023. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

###

Supplemental Information viii

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Form 10-K”) under Item 1A. “Risk Factors” and in Part II, Item 1A. “Risk Factors in this Report. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Supplemental Information ix

Risk Factors Related to the Current Economic Environment

Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Supplemental Information x

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xi

Summary Financial Information

March 31, 2023

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Financial Results

Net income attributable to common shareholders (page 4)	$97,281	$195,228	$97,281	$195,228
Net income per diluted share	$0.57	$1.14	$0.57	$1.14

Nareit Funds From Operations (Nareit FFO) (page 9)	$186,495	$178,211	$186,495	$178,211
Nareit FFO per diluted share	$1.08	$1.03	$1.08	$1.03

Core Operating Earnings (page 9)	$177,798	$166,852	$177,798	$166,852
Core Operating Earnings per diluted share	$1.03	$0.97	$1.03	$0.97

Same Property NOI without termination fees (page 8)	$229,680	$223,981	$229,680	$223,981
% growth	2.5%		2.5%

Same Property NOI without termination fees or collection of 2020/2021 reserves (page 8)	$228,159	$214,703	$228,159	$214,703
% growth	6.3%		6.3%

Operating EBITDAre (page 9)	$221,479	$210,620	$221,479	$210,620

Dividends declared per share and unit	$0.650	$0.625	$0.650	$0.625
Payout ratio of Core Operating Earnings per share (diluted)	63.1%	64.4%	63.1%	64.4%

Diluted share and unit count

Weighted average shares (diluted) - Net income	171,494	171,671	171,494	171,671
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	172,235	172,431	172,235	172,431

_________________________________________________________________________________________________

	As of	As of	As of	As of
	3/31/2023	12/31/2022	12/31/2021	12/31/2020
Capital Information

Market price per common share	$61.18	$62.50	$75.35	$45.59

Common shares outstanding	170,959	171,125	171,213	169,680
Exchangeable units held by noncontrolling interests	741	741	760	765
Common shares and equivalents issued and outstanding	171,700	171,866	171,973	170,445
Market equity value of common and convertible shares	$10,504,597	$10,741,627	$12,958,170	$7,770,596

Outstanding debt	$4,242,152	$4,225,014	$4,235,735	$4,457,742
Less: cash	(68,143)	(68,776)	(95,027)	(378,450)
Net debt	$4,174,009	$4,156,238	$4,140,708	$4,079,292

Total market capitalization	$14,678,606	$14,897,865	$17,098,878	$11,849,888

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	4.9x	5.0x	5.1x	6.0x
Fixed charge coverage	4.7x	4.7x	4.5x	3.6x

Supplemental Information 1

Summary Real Estate Information

March 31, 2023

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Number of properties	404	404	404	404	406
Number of retail operating properties	402	401	399	399	402
Number of same properties	395	389	390	390	393
Number of properties in redevelopment	6	6	6	6	6
Number of properties in development (1)	2	2	4	4	3

Gross Leasable Area (GLA) - All properties	51,137	51,145	51,115	51,102	51,283
GLA including retailer-owned stores - All properties	54,884	54,891	54,862	54,849	55,030
GLA - Retail operating properties	50,628	50,634	50,429	50,416	50,753
GLA - Same properties	49,808	49,043	49,218	49,205	49,553
GLA - Properties in redevelopment (2)	1,914	1,913	1,958	1,958	2,315
GLA - Properties in development (1)	509	511	686	686	530

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	43,307	43,314	43,183	43,173	42,805
GLA including retailer-owned stores - All properties	47,053	47,061	46,929	46,919	46,551
GLA - Retail operating properties	42,876	42,882	42,575	42,565	42,274
GLA - Same properties (3)	42,148	42,153	42,222	42,212	42,210
Spaces > 10,000 sf (3)	26,313	26,319	26,357	26,348	26,351
Spaces < 10,000 sf (3)	15,835	15,834	15,865	15,863	15,858
GLA - Properties in redevelopment (2)	1,867	1,866	1,958	1,958	2,315
GLA - Properties in development (1)	431	433	608	608	530

% leased - All properties	94.9%	94.8%	94.6%	94.2%	93.9%
% leased - Retail operating properties	95.0%	94.9%	94.8%	94.5%	94.3%
% leased - Same properties (3)	95.1%	95.1%	94.7%	94.5%	94.3%
Spaces ≥ 10,000 sf (3)	96.9%	97.0%	96.8%	96.7%	96.7%
Spaces < 10,000 sf (3)	92.1%	91.9%	91.4%	91.0%	90.4%
% commenced - Same properties (3) (4)	92.8%	92.8%	92.3%	92.2%	92.1%

Same property NOI Growth - YTD (see page 8)	3.7%	2.7%	2.4%	4.1%	8.6%
Same property NOI Growth without Termination Fees - YTD (see page 8)	2.5%	2.9%	2.5%	4.1%	7.8%
Same property NOI Growth without Termination Fees or Redevelopments - YTD (see page 8)	2.5%	2.5%	2.2%	3.4%	7.7%
Same property NOI Growth without Termination Fees or Collection of 2020/2021 Reserves - YTD (see page 8)	6.3%	6.3%	6.5%	8.6%	14.9%
Rent spreads - Trailing 12 months (5) (see page 19)	7.3%	7.4%	8.8%	8.3%	6.8%

(1)
Includes current ground-up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Amounts may not foot due to rounding.

Supplemental Information 2

Consolidated Balance Sheets

March 31, 2023 and December 31, 2022

(in thousands)

	2023	2022
	(unaudited)
Assets:
Net real estate investments:
Real estate assets at cost	$11,886,697	$11,858,064
Less: accumulated depreciation	2,484,960	2,415,860
Real estate assets, net	9,401,737	9,442,204
Investments in real estate partnerships	346,390	350,377
Net real estate investments	9,748,127	9,792,581

Cash, cash equivalents, and restricted cash	68,143	68,776

Tenant receivables, net	21,546	31,486
Straight-line rent receivables, net	130,811	128,214
Other receivables	29,222	29,163
Tenant and other receivables	181,579	188,863

Deferred leasing costs, net	68,567	68,945
Acquired lease intangible assets, net	188,636	197,745
Right of use assets	273,702	275,513
Other assets	276,926	267,797

Total assets	$10,805,680	$10,860,220

Liabilities and Equity:
Liabilities:
Notes payable	$3,711,784	$3,726,754
Unsecured credit facility	30,000	-
Total notes payable	3,741,784	3,726,754

Accounts payable and other liabilities	289,297	317,259
Acquired lease intangible liabilities, net	346,939	354,204
Lease liabilities	212,582	213,722
Tenants' security, escrow deposits, and prepaid rent	75,643	70,242
Total liabilities	4,666,245	4,682,181

Equity:
Shareholders' Equity:
Common stock, $.01 par	1,710	1,711
Additional paid in capital	7,830,727	7,852,691
Accumulated other comprehensive loss	3,927	7,560
Distributions in excess of net income	(1,779,043)	(1,764,977)
Total shareholders' equity	6,057,321	6,096,985
Noncontrolling Interests:
Exchangeable operating partnership units	34,411	34,489
Limited partners' interest	47,703	46,565
Total noncontrolling interests	82,114	81,054
Total equity	6,139,435	6,178,039

Total liabilities and equity	$10,805,680	$10,860,220

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended March 31, 2023 and 2022

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Revenues:
Lease income	$308,801	293,645	$308,801	293,645
Other property income	3,138	3,104	3,138	3,104
Management, transaction, and other fees	6,038	6,684	6,038	6,684
Total revenues	317,977	303,433	317,977	303,433

Operating Expenses:
Depreciation and amortization	82,707	77,842	82,707	77,842
Property operating expense	51,022	46,461	51,022	46,461
Real estate taxes	38,477	36,869	38,477	36,869
General and administrative	25,280	18,792	25,280	18,792
Other operating (income) expense	(497)	2,173	(497)	2,173
Total operating expenses	196,989	182,137	196,989	182,137

Other Expense (Income):
Interest expense, net	36,393	36,738	36,393	36,738
Gain on sale of real estate, net of tax	(250)	(101,948)	(250)	(101,948)
Net investment (income) loss	(1,727)	2,494	(1,727)	2,494
Total other expense (income)	34,416	(62,716)	34,416	(62,716)

Income from operations before equity in income of
investments in real estate partnerships	86,572	184,012	86,572	184,012

Equity in income of investments in real estate partnerships	11,916	12,804	11,916	12,804

Net income	98,488	196,816	98,488	196,816

Noncontrolling Interests:
Exchangeable operating partnership units	(420)	(863)	(420)	(863)
Limited partners' interests in consolidated partnerships	(787)	(725)	(787)	(725)
Income attributable to noncontrolling interests	(1,207)	(1,588)	(1,207)	(1,588)

Net income attributable to common shareholders	$97,281	195,228	$97,281	195,228

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended March 31, 2023 and 2022

(in thousands)

		Three Months Ended		Year to Date
		2023	2022	2023	2022
	Revenues:
*	Base rent	$212,930	199,252	$212,930	199,252
*	Recoveries from tenants	71,226	67,774	71,226	67,774
*	Percentage rent	7,030	4,948	7,030	4,948
*	Termination Fees	4,717	1,490	4,717	1,490
*	Uncollectible lease income	1,937	6,146	1,937	6,146
*	Other lease income	2,499	2,335	2,499	2,335
	Straight-line rent on lease income	2,597	6,011	2,597	6,011
	Above/below market rent amortization	5,865	5,689	5,865	5,689
	Lease income	308,801	293,645	308,801	293,645

*	Other property income	3,138	3,104	3,138	3,104

	Property management fees	3,458	3,618	3,458	3,618
	Asset management fees	1,629	1,755	1,629	1,755
	Leasing commissions and other fees	951	1,311	951	1,311
	Management, transaction, and other fees	6,038	6,684	6,038	6,684

	Total revenues	317,977	303,433	317,977	303,433

	Operating Expenses:
	Depreciation and amortization (including FF&E)	82,707	77,842	82,707	77,842

*	Operating and maintenance	46,945	42,660	46,945	42,660
*	Ground rent	3,317	3,008	3,317	3,008
	Straight-line rent on ground rent	373	406	373	406
	Above/below market ground rent amortization	387	387	387	387
	Property operating expense	51,022	46,461	51,022	46,461

*	Real estate taxes	38,477	36,869	38,477	36,869

	Gross general & administrative	20,775	19,251	20,775	19,251
	Stock-based compensation	4,819	4,208	4,819	4,208
	Capitalized direct development compensation costs	(1,762)	(2,411)	(1,762)	(2,411)
	General & administrative, net	23,832	21,048	23,832	21,048
	Loss (gain) on deferred compensation plan (1)	1,448	(2,256)	1,448	(2,256)
	General & administrative	25,280	18,792	25,280	18,792

	Other expenses	973	2,008	973	2,008
	Development pursuit costs, net	(1,470)	165	(1,470)	165
	Other operating expenses	(497)	2,173	(497)	2,173

	Total operating expenses	196,989	182,137	196,989	182,137

	Other Expense (Income):
	Gross interest expense	36,511	36,293	36,511	36,293
	Derivative amortization	109	109	109	109
	Debt cost amortization	1,395	1,390	1,395	1,390
	Debt premium/discount amortization	(9)	(115)	(9)	(115)
	Capitalized interest	(1,250)	(796)	(1,250)	(796)
	Interest income	(363)	(143)	(363)	(143)
	Interest expense, net	36,393	36,738	36,393	36,738

	Gain on sale of real estate, net of tax	(250)	(101,948)	(250)	(101,948)
	Net investment (income) loss (1)	(1,727)	2,494	(1,727)	2,494

	Total other expense (income)	34,416	(62,716)	34,416	(62,716)

* Component of Net Operating Income

(1)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

March 31, 2023 and December 31, 2022

(in thousands)

	Noncontrolling Interests		Share of JVs
	2023	2022	2023	2022
Assets:
Real estate assets at cost	$(99,115)	(101,127)	$1,204,762	1,200,127
Less: accumulated depreciation	(16,743)	(16,173)	453,964	447,002
Real estate assets, net	(82,372)	(84,954)	750,798	753,125
Investments in sales-type lease, net	-	-	31,971	31,538
Net real estate investments	(82,372)	(84,954)	782,769	784,663

Cash, cash equivalents, and restricted cash	(3,289)	(3,549)	19,264	18,064

Tenant recivables, net	(28)	(174)	2,118	3,700
Straight-line rent receivables, net	(1,950)	(1,883)	20,207	19,836
Other receivables	(42)	(77)	920	842
Tenant and other receivables	(2,020)	(2,134)	23,245	24,378

Deferred leasing costs, net	(1,348)	(1,315)	15,214	15,113
Acquired lease intangible assets, net	(1,349)	(1,396)	4,411	4,654
Right of use assets	(1,602)	(1,590)	4,987	5,043
Other assets	(935)	(1,198)	30,046	29,378

Total assets	$(92,915)	(96,136)	$879,936	881,293

Liabilities:
Notes payable	$(39,274)	(40,012)	$500,368	498,260
Accounts payable and other liabilities	(3,385)	(6,983)	21,133	20,031
Acquired lease intangible liabilities, net	(280)	(290)	4,636	4,865
Lease liabilities	(1,958)	(1,932)	4,243	4,259
Tenants' security, escrow deposits, and prepaid rent	(315)	(354)	3,166	3,501

Total liabilities	$(45,212)	(49,571)	$533,546	530,916

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended March 31, 2023 and 2022

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2023	2022	2023	2022	2023	2022	2023	2022
	Revenues:
*	Base rent	$(1,999)	(1,987)	$(1,999)	(1,987)	$24,139	24,776	$24,139	24,776
*	Recoveries from tenants	(517)	(537)	(517)	(537)	7,978	8,525	7,978	8,525
*	Percentage rent	(1)	(1)	(1)	(1)	641	571	641	571
*	Termination Fees	(10)	-	(10)	-	15	459	15	459
*	Uncollectible lease income	(36)	(13)	(36)	(13)	66	549	66	549
*	Other lease income	(37)	(32)	(37)	(32)	346	301	346	301
	Straight-line rent on lease income	(76)	(39)	(76)	(39)	803	324	803	324
	Above/below market rent amortization	1	(2)	1	(2)	196	102	196	102
	Lease income	(2,675)	(2,611)	(2,675)	(2,611)	34,184	35,607	34,184	35,607

*	Other property income	(10)	(3)	(10)	(3)	247	126	247	126

	Asset management fees	-	-	-	-	(239)	(279)	(239)	(279)
	Management, transaction, and other fees	-	-	-	-	(239)	(279)	(239)	(279)

	Total revenues	(2,685)	(2,614)	(2,685)	(2,614)	34,192	35,454	34,192	35,454

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(656)	(645)	(656)	(645)	7,422	7,422	7,422	7,422

*	Operating and maintenance	(427)	(492)	(427)	(492)	5,370	5,599	5,370	5,599
*	Ground rent	(31)	(29)	(31)	(29)	84	68	84	68
	Straight-line rent on ground rent	(13)	(15)	(13)	(15)	30	30	30	30
	Above/below market ground rent amortization	-	-	-	-	10	10	10	10
	Property operating expense	(471)	(536)	(471)	(536)	5,494	5,707	5,494	5,707

*	Real estate taxes	(352)	(338)	(352)	(338)	4,277	4,448	4,277	4,448

	General & administrative, net	-	-	-	-	66	60	66	60

	Other expenses	(21)	(32)	(21)	(32)	285	246	285	246
	Development pursuit costs	-	-	-	-	-	1	-	1
	Other operating expenses	(21)	(32)	(21)	(32)	285	247	285	247

	Total operating expenses	(1,500)	(1,551)	(1,500)	(1,551)	17,544	17,884	17,544	17,884

	Other Expense (Income):
	Gross interest expense	(366)	(328)	(366)	(328)	4,583	4,641	4,583	4,641
	Debt cost amortization	(15)	(10)	(15)	(10)	183	178	183	178
	Debt premium/discount amortization	(17)	-	(17)	-	18	9	18	9
	Interest income	-	-	-	-	(61)	-	(61)	-
	Interest expense, net	(398)	(338)	(398)	(338)	4,723	4,828	4,723	4,828

	Gain on sale of real estate	-	-	-	-	9	(62)	9	(62)

	Total other expense (income)	(398)	(338)	(398)	(338)	4,732	4,766	4,732	4,766

* Component of Net Operating Income

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended March 31, 2023 and 2022

(in thousands)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$232,919	223,265	$232,919	223,265
Recoveries from tenants	78,331	76,224	78,331	76,224
Percentage rent	7,671	5,515	7,671	5,515
Termination fees	4,718	1,948	4,718	1,948
Uncollectible lease income	1,860	6,634	1,860	6,634
Other lease income	2,850	2,629	2,850	2,629
Other property income	2,662	2,529	2,662	2,529
Total real estate revenues	331,011	318,744	331,011	318,744

Real Estate Operating Expenses:
Operating and maintenance	51,794	48,832	51,794	48,832
Real estate taxes	41,775	41,070	41,775	41,070
Ground rent	3,044	2,913	3,044	2,913
Total real estate operating expenses	96,613	92,815	96,613	92,815

Same Property NOI	$234,398	225,929	$234,398	225,929
% change	3.7%		3.7%

Same Property NOI without Termination Fees	$229,680	223,981	$229,680	223,981
% change	2.5%		2.5%

Same Property NOI without Termination Fees or Redevelopments	$195,549	190,805	$195,549	190,805
% change	2.5%		2.5%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$228,159	214,703	$228,159	214,703
% change	6.3%		6.3%

Percent Contribution to Same Property NOI Performance:
Base rent	4.3%		4.3%
Uncollectible lease income (1)	1.3%		1.3%
Collection of 2020/2021 reserves	-3.5%		-3.5%
Net expense recoveries	-0.8%		-0.8%
Other lease / property income	0.2%		0.2%
Percentage rent	1.0%		1.0%
Same Property NOI without Termination Fees (% impact)	2.5%		2.5%

Reconciliation of Net Income Attributable to Common Shareholders to Same Property NOI:

Net income attributable to common shareholders	$97,281	195,228	$97,281	195,228
Less:
Management, transaction, and other fees	(6,038)	(6,684)	(6,038)	(6,684)
Other (2)	(9,502)	(12,621)	(9,502)	(12,621)
Plus:
Depreciation and amortization	82,707	77,842	82,707	77,842
General and administrative	25,280	18,792	25,280	18,792
Other operating expense	(497)	2,173	(497)	2,173
Other expense	34,416	(62,716)	34,416	(62,716)
Equity in income of investments in real estate excluded from NOI (3)	11,785	12,388	11,785	12,388
Net income attributable to noncontrolling interests	1,207	1,588	1,207	1,588
NOI	236,639	225,990	236,639	225,990

Less non-same property NOI (4)	(2,241)	(61)	(2,241)	(61)
Same Property NOI	$234,398	225,929	$234,398	225,929
(1)
Excludes the impact of collection on '20/'21 reserves or write offs.
(2)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(4)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Also includes adjustments for earnings at the four properties we acquired from our former unconsolidated RegCal partnership in 2022 in order to calculate growth on a comparable basis for the periods presented.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures

For the Periods Ended March 31, 2023 and 2022

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2023	2022	2023	2022

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$97,281	195,228	$97,281	195,228
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	89,035	84,130	89,035	84,130
Gain on sale of real estate	(241)	(102,010)	(241)	(102,010)
Exchangeable operating partnership units	420	863	420	863
Nareit Funds From Operations	$186,495	178,211	$186,495	178,211

Nareit FFO per share (diluted)	$1.08	1.03	$1.08	1.03
Weighted average shares (diluted)	172,235	172,431	172,235	172,431

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$186,495	178,211	$186,495	178,211
Adjustments to reconcile to Core Operating Earnings (1):
Certain Non Cash Items
Straight-line rent	(2,389)	(3,478)	(2,389)	(3,478)
Uncollectible straight-line rent	(635)	(2,383)	(635)	(2,383)
Above/below market rent amortization, net	(5,665)	(5,392)	(5,665)	(5,392)
Debt premium/discount amortization	(8)	(106)	(8)	(106)
Core Operating Earnings	$177,798	166,852	$177,798	166,852

Core Operating Earnings per share (diluted)	$1.03	0.97	$1.03	0.97
Weighted average shares (diluted)	172,235	172,431	172,235	172,431

Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$98,488	196,816	$98,488	196,816
Adjustments to reconcile to Nareit EBITDAre (2):
Interest expense	41,540	41,709	41,540	41,709
Income tax expense	314	120	314	120
Depreciation and amortization	90,129	85,264	90,129	85,264
Gain on sale of real estate	(241)	(102,010)	(241)	(102,010)
Nareit EBITDAre	$230,230	221,899	$230,230	221,899

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$230,230	221,899	$230,230	221,899
Adjustments to reconcile to Operating EBITDAre (2):
Straight-line rent, net	(3,087)	(5,885)	(3,087)	(5,885)
Above/below market rent amortization, net	(5,664)	(5,394)	(5,664)	(5,394)
Operating EBITDAre	$221,479	210,620	$221,479	210,620
(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 9

Capital Expenditures and Additional Disclosures

For the Periods Ended March 31, 2023 and 2022

(in thousands)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Capital Expenditures:

Operating Properties (1)
Tenant allowance and landlord work	$9,434	9,895	$9,434	9,895
Leasing commissions	3,251	2,914	3,251	2,914
Leasing Capital Expenditures	12,685	12,809	12,685	12,809

Building improvements	4,774	6,230	4,774	6,230
Operating Capital Expenditures	$17,459	19,039	$17,459	19,039

Development & Redevelopment Properties (1)
Ground-up development	$6,070	16,429	$6,070	16,429
Redevelopment	18,675	16,064	18,675	16,064
Development & Redevelopment Expenditures	$24,745	32,493	$24,745	32,493

Additional Disclosures:

Other Non Cash Expense (2)
Derivative amortization	$109	110	$109	110
Debt cost amortization	1,563	1,557	1,563	1,557
Stock-based compensation	4,819	4,208	4,819	4,208
Other Non Cash Expense	$6,491	5,875	$6,491	5,875
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(2)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

Supplemental Information 10

Summary of Consolidated Debt

March 31, 2023 and December 31, 2022

(in thousands)

Total Debt Outstanding:	3/31/2023	12/31/2022
Notes Payable:
Fixed rate mortgage loans	$458,621	$474,193
Variable rate mortgage loans	3,695	4,188
Fixed rate unsecured public debt	3,054,279	3,053,550
Fixed rate unsecured private debt	195,189	194,823
Unsecured credit facility:
Revolving line of credit	30,000	-
Total	$3,741,784	$3,726,754

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2023	$6,765	31,843	-	38,608	3.51%
2024	5,044	90,742	250,000	345,786	3.70%
2025	3,942	43,750	280,000	327,692	4.01%
2026	4,127	127,096	200,000	331,223	3.89%
2027	3,788	137,915	525,000	666,703	3.66%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
2031	26	-	-	26	0.00%
2032	2	6	-	8	8.00%
>10 years	-	-	725,000	725,000	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	4,109	(25,532)	(21,423)
	$26,539	435,777	3,279,468	3,741,784	3.85%

Percentage of Total Debt:	3/31/2023	12/31/2022
Fixed	99.1%	99.9%
Variable	0.9%	0.1%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.8%
Variable	5.9%	5.7%
Combined	3.9%	3.8%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.1%	4.0%

Average Years to Maturity:
Fixed	8.4	8.6
Variable	2.0	2.2
(1)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(2)
Interest rates are calculated as of the quarter end.
(3)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

March 31, 2023 and December 31, 2022

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	3/31/2023	12/31/2022
Secured Debt - Fixed Rate Mortqaqe Loans
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	$1,369	$1,457
TD Bank	Brick Walk Shopping Center	3.35%			11/01/23	30,969	31,131
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	3,145	3,916
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	80,373	80,811
Ellis Partners	Pruneyard	4.25%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
Santander Bank	Baederwood Shoppes	3.28%			12/19/26	24,365	24,365
TD Bank	Black Rock Shopping Center	6.03%			12/31/26	15,479	18,637
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	16,700
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	26,000
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	10,200
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	22,300
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	13,800
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	16,000
PNC Bank	Fellsway Plaza	4.06%			06/02/27	35,303	35,446
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	4,677	4,869
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	4,845	5,031
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	8,552	8,962
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	180	180
Wells Fargo	Hewlett I	4.41%			01/06/23	-	8,879
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	-	715
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						4,164	4,594
Total Fixed Rate Mortgage Loans		3.83%		3.51%		$458,621	$474,193

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Revolving Line of Credit	Variable-rate unsecured	Adjusted SOFR + 0.865%	(2)		03/23/25	30,000	-
Unamortized debt discount and issuance costs						(25,532)	(26,627)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,279,468	$3,248,373

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	SOFR + 1.40%			03/28/25	$3,750	$4,250
Unamortized debt discount and issuance costs						(55)	(62)
Total Variable Rate Mortgage Loans		6.27%		7.00%		$3,695	$4,188

Total		3.85%		4.05%		$3,741,784	$3,726,754
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option. Effective 1/12/23, the interest rate has been amended to SOFR plus a 0.10% market adjustment ("Adjusted SOFR") plus our current applicable margin of 0.865%.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

March 31, 2023

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	26%	26%	26%	26%	26%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	3%	3%	3%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.7x	5.6x	5.7x	5.8x	5.6x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	400%	400%	399%	397%	394%

Ratios:		3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Consolidated Only

Net debt to total market capitalization		25.9%	25.4%	27.9%	26.2%	22.4%
Net debt to real estate assets, before depreciation		30.0%	30.0%	29.5%	29.9%	29.7%
Net debt to total assets, before depreciation		27.8%	27.7%	27.3%	27.6%	27.4%

Net debt to Operating EBITDAre - TTM		4.4x	4.5x	4.4x	4.5x	4.4x
Fixed charge coverage		5.3x	5.2x	5.2x	5.2x	5.2x
Interest coverage		5.7x	5.6x	5.6x	5.6x	5.6x

Unsecured assets to total real estate assets		90.2%	89.5%	89.4%	89.2%	89.5%
Unsecured NOI to total NOI - TTM		91.6%	90.9%	91.0%	90.9%	90.8%
Unencumbered assets to unsecured debt		326%	326%	324%	323%	318%

Total Pro-Rata Share

Net debt to total market capitalization		28.4%	27.9%	30.7%	28.8%	24.9%
Net debt to real estate assets, before depreciation		31.8%	31.8%	31.5%	31.8%	31.7%
Net debt to total assets, before depreciation		29.4%	29.3%	29.0%	29.4%	29.3%

Net debt to Operating EBITDAre - TTM		4.9x	5.0x	5.0x	5.0x	4.9x
Fixed charge coverage		4.7x	4.7x	4.6x	4.6x	4.6x
Interest coverage		5.1x	5.1x	5.0x	5.0x	5.0x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information 13

Summary of Unconsolidated Debt

March 31, 2023 and December 31, 2022

(in thousands)

Total Debt Outstanding:	3/31/2023	12/31/2022
Mortgage loans payable:
Fixed rate secured loans	$1,367,520	$1,368,330
Variable rate secured loans	11,798	6,167
Unsecured credit facilities variable rate	23,800	23,800
Total	$1,403,119	$1,398,297

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Weighted Average Contractual Interest Rate on Maturities	Regency's Pro Rata Share	Regency's Pro Rata Weighted Average Contractual Interest Rate on Maturities
2023	$1,826	125,108	-	126,934	4.90%	50,662	4.90%
2024	2,205	33,690	-	35,895	3.87%	14,298	3.75%
2025	3,433	142,937	-	146,370	3.70%	45,536	3.76%
2026	3,807	221,354	23,800	248,961	5.01%	80,606	5.04%
2027	3,802	32,800	-	36,602	2.60%	12,420	2.41%
2028	3,235	83,596	-	86,831	4.03%	27,177	4.15%
2029	2,724	60,000	-	62,724	4.34%	12,959	4.34%
2030	1,860	179,317	-	181,177	2.86%	70,399	2.88%
2031	370	352,240	-	352,610	3.14%	137,070	3.13%
2032	388	129,000	-	129,388	2.97%	51,678	2.97%
>10 Years	617	5,497	-	6,114	4.72%	1,223	4.72%
Unamortized debt premium / (discount) and issuance costs (2)	-	(10,487)	-	(10,487)		(3,660)
	$24,267	1,355,052	23,800	1,403,119	3.75%	500,368	3.70%

Percentage of Total Debt:	3/31/2023	12/31/2022
Fixed	97.5%	97.9%
Variable	2.5%	2.1%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.7%	3.7%
Variable	6.6%	5.9%
Combined	3.7%	3.7%

Current Weighted Average Effective Interest Rates:(2)
Combined	3.9%	3.9%

Average Years to Maturity:
Fixed	5.5	5.5
Variable	3.3	3.1
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

March 31, 2023

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	March 31, 2023	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,274	$540,919	$267,935	20.00%	$53,587	$48,860	$986
(JV-CCV)	1	559	96,209	74,781	30.00%	22,434	5,809	453
	21	2,833	637,128	342,716
GRI
(JV-GRI)	66	8,435	1,491,379	916,780	40.00%	366,712	152,011	9,130

CalSTRS
(JV-RC)	1	104	24,242	-	25.00%	-	5,757	118

NYSCRF
(JV-NYC) (1)	0	0	2,418	-	30.00%	-	668	(6)

Publix
(JV-O)	2	215	25,978	-	50.00%	-	12,874	351

Individual Investors
Ballard Blocks	2	249	125,938	-	49.90%	-	62,332	357
Town and Country Center	1	73	210,045	94,510	35.00%	33,078	40,467	222
Others	3	402	83,024	49,113	50.00%	24,557	17,612	305

	96	12,311	$2,600,152	$1,403,119		$500,368	$346,390	$11,916
(1)
The NYC partnership has no remaining properties since selling the final two in May 2022.

Supplemental Information 15

Property Transactions

March 31, 2023

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
None
	Property Total			-	-

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
	None
	Property/Outparcel(s) Total			-	-

	Non-Income Producing Land Total				$1,920

Note: Retailers in parenthesis are shadow anchors and not a part of the owned property.

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

March 31, 2023

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments			509	86%				$56M	51%	7% +/-
Glenwood Green (2)(3)	Metro NYC	ShopRite / Target	353	84%	Q1-2022	2H-2023	2025	$46M	50%	7% +/-
Baybrook East - Phase 1B (2)	Houston, TX	H.E.B.	156	94%	Q2-2022	2H-2023	2025	$10M	55%	8% +/-
Redevelopments			2,678	88%				$247M	57%	8% +/-
The Crossing Clarendon (4)	Metro DC	Life Time Fitness	129	98%	Q4-2018	1H-2022	2024	$56M	77%	8% +/-
The Abbot	Boston, MA	Retail / Office Users	64	77%	Q2-2019	2H-2022	2024	$59M	89%	9% +/-
Westbard Square Phase I (4)(5)	Bethesda, MD	Giant	123	67%	Q2-2021	2H-2023	2025	$37M	54%	6% +/-
Buckhead Landing	Atlanta, GA	Publix	152	73%	Q2-2022	2H-2024	2025	$28M	12%	6% +/-
Town and Country Center (4)	Los Angeles, CA	Whole Foods	147	60%	Q4-2022	1H-2026	2027	$25M	7%	15% +/-
Various Redevelopments (est costs < $10 million individually)			2,063	93%				$42M	54%	8% +/-
Total In-Process (In Construction)			3,187	88%				$303M	56%	8% +/-

In Process Development and Redevelopment Descriptions
Ground-up Developments
Glenwood Green

Located in Old Bridge, NJ (Metro NYC) and situated on Route 9, Glenwood Green is a 353k SF ground-up development anchored by Target, ShopRite and a medical office building; and includes approximately 70k SF of in-line shop space and leased outparcels.

Baybrook East - Phase 1B

Phase 1B of ground-up development in Houston, TX. The scope for Phase 1B calls for in-line shop space & outparcels for ground lease, representing approximately 50K SF. Combined with the previously completed Phase 1A, which features the market's leading grocer, H.E.B., Baybrook East will be approximately 156K SF.

Redevelopments
The Crossing Clarendon

Redevelopment of vacant, four-story, 1960's-era office building into a modern 129k SF mixed-use "Loft" building to complement the existing dominant, mixed-use center in Arlington, VA. The building will include ground floor retail and 110k SF of space leased to high-end health club Life Time Fitness.

The Abbot	Generational redevelopment and modernization of three historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level office building, two gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Buckhead Landing

Buckhead Landing will be anchored by a 55k SF Publix with 38k SF of junior anchors and 57k SF of restaurant & retail space. This redevelopment will include the complete scrape and rebuild of the existing anchor box, in addition to delivering extensive site improvements and enhanced placemaking.

Town and Country Center

Located in Los Angeles, CA, directly across from The Grove and The Original Farmers Market, this transformational redevelopment will include the demolition of a former Kmart building into new retail space and approximately 300 luxury mid-rise apartments. Regency has partnered with a leading multifamily developer, who will construct the apartments on a ground lease.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See page 18 for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

March 31, 2023

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments							-
None
Redevelopments		390	100%				$2M	100%	21% +/-
Redevelopment Completion (est costs < $10 million individually)		390	100%				$2M	100%	21% +/-
Total Completions		390	100%				$2M	100%	21% +/-
(a)
Center GLA represents 100% of the owned GLA at the property, unless footnoted otherwise.
(b)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(c)
Estimated Stabilization Year represents the estimated year that the project will reach the stated stabilized yield on an annualized basis.
(d)
Represents Regency's pro-rata share of net project costs.
(e)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

(1)
Scope, economics and timing of development and redevelopment projects could change materially from estimates provided.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
Estimated costs represent Regency's pro-rata share of 70%.
(4)
GLA and % Leased represents: The Crossing Clarendon - office building only; Westbard Square - Phase I only; and Town and Country Center - fully redeveloped center (existing center is 73k SF and 100% leased).
(5)
Estimated costs are net of expected land sale proceeds of $50m. Combined net project costs for phase I and future phases are expected to be $80m - $90m with an incremental yield of 6% - 7%. Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $346,207 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 56% for Ground-up Developments and Redevelopments In-Process.

Supplemental Information 18

Leasing Statistics

March 31, 2023

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
1st Quarter 2023	350	1,076	$28.00	5.5%	14.1%	5.5	$6.41
4th Quarter 2022	433	1,692	26.80	7.2%	15.1%	6.6	6.15
3rd Quarter 2022	459	2,191	23.08	7.3%	13.8%	5.8	4.46
2nd Quarter 2022	411	1,307	33.65	8.8%	17.1%	6.8	9.46
Total - 12 months	1,653	6,266	$27.00	7.3%	15.0%	6.2	$6.23

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
1st Quarter 2023	89	192	$34.77	4.8%	16.1%	8.4	$33.77
4th Quarter 2022	102	279	32.01	5.9%	16.7%	8.8	32.20
3rd Quarter 2022	105	270	34.64	14.1%	26.3%	8.7	32.96
2nd Quarter 2022	111	358	31.56	18.3%	28.4%	10.5	27.50
Total - 12 months	407	1,099	$33.03	11.3%	22.4%	9.2	$31.19

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
1st Quarter 2023	261	884	$26.55	5.7%	13.5%	4.9	$0.55
4th Quarter 2022	331	1,413	25.90	7.5%	14.7%	6.2	1.63
3rd Quarter 2022	354	1,921	21.55	5.9%	11.3%	5.4	0.71
2nd Quarter 2022	300	949	34.43	5.8%	13.5%	5.4	2.65
Total - 12 months	1,246	5,167	$25.80	6.3%	13.1%	5.6	$1.27

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft			Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
1st Quarter 2023	404	1,326	$27.03			5.7	$9.26
4th Quarter 2022	498	2,020	25.67			6.4	9.91
3rd Quarter 2022	528	2,497	23.37			5.5	6.01
2nd Quarter 2022	465	1,572	32.60			6.0	9.77
Total - 12 months	1,895	7,415	$26.51			5.9	$8.43

Notes:

•
Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent Spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Rent Spreads % (Cash) represent the percentage change between the initial 12 months of rent of the executed lease and the rent over the last 12 months of the prior lease.
•
Rent Spreads % (Straight-lined) represent the percentage change between the average rent over the duration of the executed lease and the average rent over the duration of the prior lease.
•
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.

Supplemental Information 19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced

March 31, 2023

(Retail Operating Properties Only)

New Lease Net Effective Rent (1)

	Trailing Twelve Months	Three Months Ended
	3/31/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
New Leases weighted avg. over lease term:
Base rent	$35.29	$34.06	$31.64	$38.36	$37.30	$37.57

Tenant allowance and landlord work (2)	(4.33)	(4.10)	(4.57)	(4.86)	(3.76)	(4.46)

Third party leasing commissions	(0.83)	(1.05)	(0.81)	(0.82)	(0.70)	(0.83)

Net Effective Rent	$30.13	$28.92	$26.27	$32.68	$32.84	$32.28

Net effective rent / base rent	85%	85%	83%	85%	88%	86%

Weighted avg. lease term (years)	9.2	8.8	9.0	8.6	10.3	8.8

Percent of New Leases by Anchor & Shop

≥ 10,000 SF	28%	32%	36%	20%	23%	30%

< 10,000 SF	72%	68%	64%	80%	77%	70%

Leases Signed Not Yet Commenced (3)

As of 3/31/2023:	Leases	GLA (in 000s)	Annual ABR ($ in 000s)	Annual ABR ($ PSF)

≥ 10,000 SF	19	524	$9,301	$22.56

< 10,000 SF	275	699	22,416	37.83

Total	294	1,223	$31,717	$31.57
(1)
Includes comparable and non-comparable leasing transactions.
(2)
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.
(3)
Only represents leases on spaces that are currently vacant.

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, except GLA which is shown at 100%.

Supplemental Information 20

Annual Base Rent by State

March 31, 2023

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	70	9,089	94.5%	$257,527	$29.89	17.3%	21.0%	26.1%
Florida	94	11,006	95.3%	210,503	20.06	23.3%	25.4%	21.3%
Texas	30	3,525	98.0%	72,740	21.01	7.4%	8.1%	7.4%
New York	17	2,010	88.8%	63,446	35.55	4.2%	4.6%	6.4%
Virginia	21	1,669	93.9%	45,845	29.12	5.2%	3.9%	4.6%
Georgia	22	2,120	92.9%	45,562	23.01	5.4%	4.9%	4.6%
Connecticut	15	1,531	91.9%	36,981	26.15	3.7%	3.5%	3.7%
North Carolina	17	1,594	98.1%	34,870	22.38	4.2%	3.7%	3.5%
Washington	17	1,267	97.3%	34,306	27.81	4.2%	2.9%	3.5%
Massachusetts	8	897	98.4%	26,036	29.41	2.0%	2.1%	2.6%
Illinois	10	1,338	92.1%	25,838	20.89	2.5%	3.1%	2.6%
Colorado	19	1,408	96.3%	22,714	16.65	4.7%	3.3%	2.3%
Pennsylvania	10	711	96.2%	18,682	26.90	2.5%	1.6%	1.9%
Ohio	8	1,221	97.9%	16,163	13.48	2.0%	2.8%	1.6%
Maryland	11	583	94.9%	16,144	29.39	2.7%	1.3%	1.6%
Oregon	8	779	89.6%	15,017	21.36	2.0%	1.8%	1.5%
New Jersey	5	648	88.7%	12,662	22.03	1.2%	1.5%	1.3%
Minnesota	5	390	99.3%	7,357	19.03	1.2%	0.9%	0.7%
Indiana	3	335	97.8%	5,674	17.35	0.7%	0.8%	0.6%
Tennessee	3	314	99.1%	5,497	17.46	0.7%	0.7%	0.6%
Missouri	4	408	99.5%	4,524	11.13	1.0%	0.9%	0.5%
Delaware	2	255	94.6%	4,261	17.66	0.5%	0.6%	0.4%
South Carolina	2	83	98.7%	2,086	25.48	0.5%	0.2%	0.2%
Washington, D.C.	2	30	89.0%	1,517	57.62	0.5%	0.1%	0.2%
Michigan	1	97	74.0%	626	8.71	0.2%	0.2%	0.1%
Total All Properties	404	43,307	94.9%	$986,579	$23.96	100%	100%	100%
Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships.

(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Annual Base Rent by CBSA

March 31, 2023

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	20	2,283	89.4%	$72,334	$35.45	5.0%	5.3%	7.3%
2) Los Angeles-Long Beach-Anaheim	24	2,443	97.5%	73,196	30.73	5.9%	5.6%	7.4%
3) Chicago-Naperville-Elgin	11	1,617	93.5%	30,439	20.15	2.7%	3.7%	3.1%
4) Dallas-Fort Worth-Arlington	11	913	97.2%	19,875	22.38	2.7%	2.1%	2.0%
5) Houston-Woodlands-Sugar Land	14	1,778	98.2%	35,054	20.09	3.5%	4.1%	3.6%
6) Washington-Arlington-Alexandri	27	1,816	94.7%	52,598	30.58	6.7%	4.2%	5.3%
7) Philadelphia-Camden-Wilmington	10	1,166	92.3%	22,673	21.07	2.5%	2.7%	2.3%
8) Atlanta-SandySprings-Alpharett	22	2,120	92.9%	45,562	23.15	5.4%	4.9%	4.6%
9) Miami-Ft Lauderdale-PompanoBch	41	5,308	93.9%	110,675	22.20	10.1%	12.3%	11.2%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	897	98.4%	26,036	29.52	2.0%	2.1%	2.6%
12) Rvrside-San Bernardino-Ontario	1	99	98.4%	3,106	31.95	0.2%	0.2%	0.3%
13) San Francisco-Oakland-Berkeley	18	3,343	91.0%	93,348	30.70	4.5%	7.7%	9.5%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	17	1,267	97.3%	34,306	27.82	4.2%	2.9%	3.5%
16) Minneapol-St. Paul-Bloomington	5	390	99.3%	7,357	19.01	1.2%	0.9%	0.7%
17) San Diego-Chula Vista-Carlsbad	10	1,369	98.5%	41,660	30.89	2.5%	3.2%	4.2%
18) Tampa-St Petersburg-Clearwater	9	1,296	97.6%	25,438	20.10	2.2%	3.0%	2.6%
19) Denver-Aurora-Lakewood	11	940	96.1%	14,985	16.59	2.7%	2.2%	1.5%
20) Baltimore-Columbia-Towson	4	267	91.7%	6,662	27.26	1.0%	0.6%	0.7%
21) St. Louis	4	408	99.5%	4,524	11.13	1.0%	0.9%	0.5%
22) Charlotte-Concord-Gastonia	4	604	97.6%	14,747	25.03	1.0%	1.4%	1.5%
23) Orlando-Kissimmee-Sanford	7	837	95.1%	15,711	19.73	1.7%	1.9%	1.6%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	84.5%	8,309	22.53	1.2%	1.0%	0.8%
26) Austin-Round Rock-Georgetown	5	834	98.7%	17,811	21.65	1.2%	1.9%	1.8%
27) Sacramento-Roseville-Folsom	4	318	99.8%	7,654	24.15	1.0%	0.7%	0.8%
28) Pittsburgh	-	-	-	-	-	-	-	-
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	899	97.1%	12,227	14.00	1.2%	2.1%	1.2%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	322	100.0%	3,936	12.22	0.7%	0.7%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	86.8%	1,072	22.25	0.5%	0.1%	0.1%
34) Cleveland-Elyria	-	-	-	-	-	-	-	-
35) Nashvil-Davdsn-Murfree-Frankln	3	314	99.1%	5,497	17.65	0.7%	0.7%	0.6%
36) San Jose-Sunnyvale-Santa Clara	6	645	96.8%	19,500	31.24	1.5%	1.5%	2.0%
37) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
38) Providence-Warwick	-	-	-	-	-	-	-	-
39) Jacksonville	20	1,924	96.8%	31,690	17.02	5.0%	4.4%	3.2%
40) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
41) Raleigh-Cary	9	692	98.1%	14,958	22.03	2.2%	1.6%	1.5%
42) Oklahoma City	-	-	-	-	-	-	-	-
43) Memphis	-	-	-	-	-	-	-	-
44) Richmond	3	199	92.1%	4,246	23.18	0.7%	0.5%	0.4%
45) Louisville/Jefferson County	-	-	-	-	-	-	-	-
46) Salt Lake City	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Hartford-E Hartford-Middletown	2	301	96.3%	5,794	19.98	0.5%	0.7%	0.6%
49) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
50) Birmingham-Hoover	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	345	38,100	95.0%	$882,983	$24.33	85.4%	88.0%	89.5%

CBSAs Ranked 51 - 75 by Population	22	1,944	93.2%	51,791	28.27	5.4%	4.5%	5.2%

CBSAs Ranked 76 - 100 by Population	14	885	93.3%	14,598	17.67	3.5%	2.0%	1.5%

Other CBSAs	23	2,377	93.9%	37,207	16.67	5.7%	5.5%	3.8%

Total All Properties	404	43,307	94.9%	$986,579	$23.96	100%	100%	100%

Note: Represents Regency's wholly owned and pro-rata share of co-investments partnerships.

(1)
Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 22

Annual Base Rent By Tenant Category

March 31, 2023

Tenant Category Exposure	% of ABR(1)
Grocery	20%
Restaurant - Quick Service/Fast Casual	13%
Personal Services	7%
Medical	6%
Restaurant - Full Service	6%
Apparel/Accessories	5%
Off-Price	5%
Banks	5%
Fitness	5%
Business Services	5%
Hobby/Sports	4%
Home	3%
Pet	3%
Office/Communications	3%
Pharmacy	3%
Beauty/Cosmetics	2%
Other	2%
Home Improvement/Auto	2%
Liquor/Wine/Beer	1%
Entertainment	1%

Anchor/Shop Exposure(2)	% of ABR
Shop	56%
Anchor	44%
(1)
Represents Regency's wholly owned and pro-rata share of co-investment partnerships; includes properties in development, includes leases that are executed but have not rent commenced.
(2)
Shop tenants defined as <10K SF, Anchor tenants defined as >10K SF.

Supplemental Information 23

Significant Tenant Rents

(Includes Tenants ≥ 0.5% of ABR)

March 31, 2023

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores
1	Publix	2,855	7.0%	$31,367	3.2%	66
2	Kroger Co.(1)	2,988	7.3%	30,499	3.1%	53
3	Albertsons Companies, Inc.(2)	1,920	4.7%	29,196	3.0%	46
4	Amazon/Whole Foods	1,185	2.9%	26,301	2.7%	36
5	TJX Companies, Inc.(3)	1,457	3.6%	25,345	2.6%	63
6	CVS	658	1.6%	15,507	1.6%	55
7	Ahold/Delhaize(4)	473	1.2%	12,003	1.2%	13
8	L.A. Fitness Sports Club	474	1.2%	10,064	1.0%	13
9	Trader Joe's	282	0.7%	9,718	1.0%	28
10	JPMorgan Chase Bank	139	0.3%	9,079	0.9%	45
11	Ross Dress For Less	534	1.3%	8,853	0.9%	24
12	Nordstrom(5)	308	0.8%	8,398	0.9%	9
13	Gap, Inc.(6)	250	0.6%	7,852	0.8%	21
14	Starbucks	136	0.3%	7,717	0.8%	87
15	H.E. Butt Grocery Company(7)	482	1.2%	7,376	0.7%	6
16	Wells Fargo Bank	130	0.3%	7,059	0.7%	46
17	JAB Holding Company(8)	168	0.4%	6,944	0.7%	60
18	Petco Health & Wellness Company, Inc.(9)	286	0.7%	6,934	0.7%	30
19	Bank of America	119	0.3%	6,793	0.7%	40
20	Target	654	1.6%	6,790	0.7%	6
21	Kohl's	526	1.3%	6,247	0.6%	7
22	Walgreens Boots Alliance(10)	230	0.6%	5,846	0.6%	21
23	Best Buy	229	0.6%	5,277	0.5%	7
24	Bed Bath & Beyond Inc.(11)	285	0.7%	5,136	0.5%	10
25	Ulta	172	0.4%	5,075	0.5%	19
26	Dick's Sporting Goods, Inc.	274	0.7%	4,832	0.5%	4
27	AT&T, Inc.(12)	105	0.3%	4,750	0.5%	56
28	Life Time	111	0.3%	4,700	0.5%	1
29	Xponential Fitness(13)	118	0.3%	4,653	0.5%	72
30	Barnes & Noble	193	0.5%	4,458	0.5%	14
	Top Tenants	17,741	43.7%	$324,769	32.9%	958

(1)
Kroger 20 / King Soopers 11 / Ralphs 9 / Harris Teeter 8 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)
Safeway 20 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Dominick's 1 / Pavilions 1
(3)
TJ Maxx 24 / Marshalls 19 / Homegoods 18 / Homesense 1 / Sierra Trading Post 1
(4)
Giant 9 / Stop & Shop 3 / Food Lion 1
(5)
Nordstrom Rack 9
(6)
Old Navy 12 / Athleta 4 / The Gap 3 / Banana Republic 2
(7)
H.E.B. 5 / Central Market 1
(8)
Panera 29 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(9)
Petco 25 / Unleashed by Petco 5
(10)
Walgreens 20 / Duane Reade 1
(11)
Bed Bath & Beyond 8 / Buy Buy Baby 1 / Harmon Face Values 1
(12)
AT&T 50 / Cricket 6
(13)
Club Pilates 29 / Pure Barre 14 / Row House 8 / Cyclebar 7 / Stretchlab 7 / Yoga Six 6 / AKT 1

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, includes properties in development, excludes leases that are executed but have not rent commenced. Amounts may not foot due to rounding.

Supplemental Information 24

Tenant Lease Expirations

March 31, 2023

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	67	0.2%	0.1%	$11.65
2023	783	1.9%	1.2%	15.13
2024	3,498	8.6%	5.7%	15.75
2025	2,995	7.4%	4.8%	15.56
2026	3,030	7.5%	5.0%	15.94
2027	3,567	8.8%	6.0%	16.27
2028	2,985	7.4%	5.6%	18.33
2029	1,366	3.4%	1.9%	13.31
2030	1,303	3.2%	2.4%	17.54
2031	869	2.1%	1.7%	18.70
2032	941	2.3%	1.7%	17.54
10 Year Total	21,402	52.8%	36.0%	$16.31
Thereafter	4,330	10.7%	7.6%	16.95
	25,732	63.5%	43.6%	$16.42

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	184	0.5%	0.5%	$27.17
2023	1,108	2.7%	4.0%	35.17
2024	2,084	5.1%	7.6%	35.14
2025	2,163	5.3%	8.1%	36.12
2026	1,993	4.9%	7.5%	36.55
2027	2,184	5.4%	8.3%	36.97
2028	1,547	3.8%	6.1%	38.34
2029	719	1.8%	2.8%	38.27
2030	616	1.5%	2.5%	39.44
2031	688	1.7%	2.8%	38.94
2032	777	1.9%	3.2%	40.10
10 Year Total	14,062	34.7%	53.4%	$36.83
Thereafter	724	1.8%	3.0%	39.76
	14,786	36.5%	56.4%	$36.98

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	251	0.6%	0.6%	$23.05
2023	1,890	4.7%	5.2%	26.87
2024	5,582	13.8%	13.2%	22.99
2025	5,158	12.7%	12.9%	24.18
2026	5,022	12.4%	12.5%	24.11
2027	5,750	14.2%	14.3%	24.13
2028	4,532	11.2%	11.8%	25.16
2029	2,085	5.1%	4.7%	21.92
2030	1,919	4.7%	4.9%	24.57
2031	1,557	3.8%	4.4%	27.64
2032	1,717	4.2%	4.9%	27.74
10 Year Total	35,464	87.5%	89.5%	$24.45
Thereafter	5,053	12.5%	10.5%	20.22
	40,518	100%	100%	$23.92

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
(4)
Month to month lease or in process of renewal.

Supplemental Information 25

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.57
4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	100.0%			68	Ace Hardware, Bed Bath & Beyond, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$34.30
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	100.0%		143	58	Albertsons, (Target)	$32.12
Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$29.10
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	100.0%			32	CVS, Mollie Stone's Market	$28.13
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	93.7%			34	Safeway	$27.57
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	93.9%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target	$20.77
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	63	63	100.0%				Marshalls	$38.62
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	88.3%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$32.65
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.8%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.53
Corral Hollow			CA	Stockton	167	167	70.4%			66	Safeway, CVS	$20.71
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	92.4%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$33.15
Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	96.4%		53	53	Bevmo!, (Safeway), (CVS)	$42.59
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$42.40
El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	80.0%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, (CVS)	$29.88
El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	99.0%			42	Von's, Children's Paradise, ACE Hardware	$20.28
Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$35.86
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.83
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.4%			44	Stater Bros, CVS	$27.78
Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$39.33
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$32.30
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	85.6%				Lowe's, TJ Maxx	$6.95
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$27.62
Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	100.0%			52	Ralphs	$27.02
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	99.6%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5 Sporting Goods	$42.36
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	92.4%		39	39	CVS,(Albertsons)	$30.99
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$22.08
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$25.26

Supplemental Information 26

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	98.7%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$15.38
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	94.8%			58	Albertsons	$28.09
Oakshade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$23.39
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	96.3%			44	Gelson's Markets, (CVS), (Ace Hardware)	$22.32
Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.57
Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	93.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$43.75
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$28.37
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	98.3%				Target, Burlington, Ross Dress for Less, Homegoods	$24.32
Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	99.4%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$24.04
Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	76.8%			60	Safeway, 24 Hour Fitness, Ross Dress for Less, Petco	$33.40
Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	97.3%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$35.51
Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	100.0%			55	Safeway	$22.55
Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	96.0%			35	Ralphs	$19.98
Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	96.1%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$24.82
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$22.17
San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$38.11
Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	96.8%			57	Vons, CVS	$33.07
San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.83
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	96.0%			48	Pavilions, CVS	$26.73
Serramonte Center			CA	San Francisco-Oakland-Berkeley	1073	1073	90.0%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy, Party City, Ross Dress for Less, Target, TJ Maxx, Uniqlo	$27.02
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	97.8%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$26.02
Silverado Plaza	GRI	40%	CA	Napa	85	34	95.4%			32	Nob Hill, CVS	$21.33
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$21.34
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	97.7%			46	Ralphs	$23.33
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	99.3%			56	Safeway, CVS, Alamo Hardware	$26.43
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	94.8%			52	Ralphs, Trader Joe's	$42.65
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	100.0%			35	Safeway, CVS, Petco	$27.35

Supplemental Information 27

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	97.3%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$41.30
Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	73	26	100.0%			41	Whole Foods, CVS, Citibank	$57.21
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	98.9%			44	Stater Bros, CVS	$35.07
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	100.0%			41	Ralphs, Rite Aid	$22.47
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	97.9%			45	Target, Grocer	$23.37
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.69
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$37.71
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$27.70
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	98.0%			25	Safeway, Rite Aid	$20.47
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	97.8%			72	Von's, Sprouts, (CVS)	$41.90
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	241	241	82.7%				REI, UFC Gym, Old Navy, Ulta, Five Below	$32.02
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	96.1%			78	El Super	$16.98
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	94.9%		113		Chuck E. Cheese, Marshalls, (Target)	$26.40
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	95.4%				Sports Basement,TJ Maxx	$40.67
			CA		10,517	9,089	94.5%	94.5%	439	2,542		$29.89
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	360	144	92.8%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta	$16.79
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	89.5%			44	PETCO, HomeGoods, Jo-Ann Fabrics, Safeway, Ulta Salon	$19.55
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$21.64
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	90.6%		53	53	Eye Care Specialists, (Safeway)	$31.93
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	91.6%			62	Ace Hardware, King Soopers	$11.58
Centerplace of Greeley III			CO	Greeley	119	119	97.7%				Hobby Lobby, Best Buy, TJ Maxx	$11.77
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	100.0%			72	King Soopers	$12.85
Crossroads Commons	C	20%	CO	Boulder	143	29	93.6%			66	Whole Foods, Barnes & Noble	$29.96
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$41.28
Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$25.56
Hilltop Village			CO	Denver-Aurora-Lakewood	101	101	100.0%			66	King Soopers	$12.92
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.95
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	100.0%			61	King Soopers	$12.13
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$35.22
Monument Jackson Creek			CO	Colorado Springs	85	85	98.4%			70	King Soopers	$12.58
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	96.7%			55	King Soopers	$15.98

Supplemental Information 28

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	81.3%		100	100	(King Soopers)	$27.41
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	98.3%			70	King Soopers	$13.88
Woodmen Plaza			CO	Colorado Springs	116	116	97.6%			70	King Soopers	$13.87
			CO		1,955	1,408	96.3%	96.3%	403	1,119		$16.65
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$29.75
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	91.2%				Old Navy, The Clubhouse	$29.70
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	98.8%				-	$45.83
Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.8%			60	Bed, Bath & Beyond, Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx	$15.77
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$55.03
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	173	173	62.4%			59	Rite Aid, Stop & Shop, Homegoods	$26.12
Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	98.1%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$31.88
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$27.26
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$20.24
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	88.7%				Fairfield University Bookstore, Merril Lynch	$34.30
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$55.98
Southbury Green			CT	New Haven-Milford	156	156	86.7%			60	ShopRite, Homegoods	$22.18
Westport Row			CT	Bridgeport-Stamford-Norwalk	95	95	94.5%			22	The Fresh Market, Pottery Barn	$43.03
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
			CT		1,643	1,531	91.9%	91.9%	0	358		$26.15
Shops at The Columbia			DC	Washington-Arlington-Alexandri	23	23	85.8%			12	Trader Joe's	$42.56
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$101.25
			DC		40	30	89.0%	89.0%	0	12		$57.62
Pike Creek			DE	Philadelphia-Camden-Wilmington	230	230	94.5%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$16.78
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	94.6%				Rite Aid	$25.50
			DE		294	255	94.6%	94.6%	0	49		$17.66
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%			58	-	$25.86
Anastasia Plaza			FL	Jacksonville	102	102	95.1%			49	Publix	$14.82
Atlantic Village			FL	Jacksonville	110	110	99.1%				LA Fitness, Pet Supplies Plus	$18.23
Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	97.5%			49	CVS, Publix	$38.31
Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed Bath & Beyond, DSW Warehouse, Jewelry Exchange, Old Navy	$39.74
Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	0	0	100.0%				-	$0.00

Supplemental Information 29

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Berkshire Commons			FL	Naples-Marco Island	110	110	100.0%			66	Publix, Walgreens	$15.89
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$22.00
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	97.3%			44	CVS, Goodwill, Winn-Dixie	$25.69
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	98.9%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$19.58
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$22.77
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	93.8%			46	Citi Trends, Pet Supermarket, Publix	$16.91
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	100.0%			54	CVS, Publix	$21.28
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$28.34
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	100.0%		98		(Kohl's)	$46.42
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$25.11
	Cashmere Corners			FL	Port St. Lucie	80	80	96.1%			44	WalMart	$14.99
	Charlotte Square			FL	Punta Gorda	91	91	94.1%			44	WalMart, Buffet City	$11.70
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	94.9%			54	Publix, Pet Smart	$27.70
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	100.0%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$14.31
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	84.6%			25	Aldi, Walgreens	$31.97
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.8%			51	Publix	$15.13
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.7%			40	Publix, CVS	$22.54
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	72.6%			46	Publix, Ross Dress for Less	$25.43
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	100.0%			39	Publix	$28.33
	Fleming Island			FL	Jacksonville	132	132	95.7%		130	48	Publix, PETCO, Planet Fitness, (Target)	$17.09
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	100.0%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$28.90
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	98.8%			42	Publix	$19.38
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$20.42
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.2%			54	Publix	$17.80
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	94.0%			50	Publix, Bealls	$16.90
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	91.6%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$18.39
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.61
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.83
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$17.37

Supplemental Information 30

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	116	116	98.5%				LA Fitness, Walgreens	$26.04
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	93.6%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$17.68
Mandarin Landing			FL	Jacksonville	140	140	87.4%			50	Whole Foods, Aveda Institute, Baptist Health	$19.61
Millhopper Shopping Center			FL	Gainesville	85	85	98.5%			46	Publix	$19.50
Naples Walk			FL	Naples-Marco Island	125	125	96.6%			51	Publix	$19.24
Newberry Square			FL	Gainesville	181	181	88.9%			40	Publix, Floor & Décor, Dollar Tree	$9.52
Nocatee Town Center			FL	Jacksonville	114	114	100.0%			54	Publix	$23.05
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	98.1%			48	Publix	$15.98
Oakleaf Commons			FL	Jacksonville	77	77	100.0%			46	Publix	$16.70
Ocala Corners			FL	Tallahassee	93	93	88.3%			61	Publix	$13.87
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.39
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.34
Pavillion			FL	Naples-Marco Island	168	168	100.0%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$23.87
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.5%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$15.13
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	97.7%			17	The Fresh Market, Bed Bath & Beyond, Marshalls, Ulta	$18.55
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.72
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	100.0%		173	47	Whole Foods, (Target)	$43.06
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	99.7%			51	Publix, Eddie V's	$32.60
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	100.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness, Rana Furniture	$16.85
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	100.0%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$23.97
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	94.9%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$19.70
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	93.3%			40	Publix, Beall's, Harbor Freight Tools	$12.68
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	90.7%			36	Publix, Walgreens, Dollar Tree	$15.21
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$23.99
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	94.9%			66	Publix, Kohl's, LA Fitness, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington, Marshalls	$19.80
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	90.0%			46	Winn-Dixie, CVS	$19.95
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	99.0%		97	45	Publix, (Kohl's), (Tutor Time)	$22.31
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	92.3%			42	Publix, YouFit Health Club	$16.10
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	117	117	100.0%			46	Publix	$24.83
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$27.76

Supplemental Information 31

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	68.3%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$18.47
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	80	40	97.0%			61	Publix, (Walgreens)	$16.53
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	95.9%			48	Publix, Goodwill	$20.67
Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	74.2%				-	$25.86
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	85.6%				-	$23.40
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$26.72
Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	97.4%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$24.94
South Beach Regional			FL	Jacksonville	308	308	92.3%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples, Nordstrom Rack	$17.16
South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$15.74
Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	96.4%		143		Kohl's, (Target)	$7.03
Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	87.0%			38	Publix, Dollar Tree, Retro Fitness	$12.31
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%				-	$25.72
The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$28.15
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$11.47
Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	100.0%				PETCO, Barnes & Noble	$35.16
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	98.2%			59	Publix, TJ Maxx	$18.92
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	89.3%			31	YouFit Health Club, Ross Dress for Less	$15.67
University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$34.81
Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	97.4%			50	Publix, PGA Tour Superstore, Walgreens	$22.48
Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.79
Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	96.8%			47	Publix, Dollar Tree	$15.00
Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	96.1%			45	Publix, CVS	$25.04
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	97.9%			38	Publix	$25.57
West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	98.6%			46	Winn-Dixie, CVS	$22.33
Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.61
Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$21.19
Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	98.3%			44	Publix	$23.06
			FL		11,445	11,006	95.3%		1,049	3,422		$20.06

Supplemental Information 32

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	86.1%				Harbor Freight Tools	$24.58
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.47
	Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.3%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$17.09
	Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	91.7%			38	Publix	$17.84
	Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	98.0%			25	Lidl, Big Blue Swim School, Kohl's	$28.38
	Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	83.5%				-	$31.61
	Buckhead Landing			GA	Atlanta-SandySprings-Alpharett	152	152	72.5%			56	Binders Art Supplies & Frames, Publix	$20.02
	Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Bed Bath & Beyond, Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$25.31
	Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	40.0%			41	-	$27.01
	Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$23.70
	Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	90.7%			18	Aldi, Barking Hound Village, CVS, HealthMarkets Insurance	$19.01
	Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.74
	Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	96.2%			44	Publix	$21.05
	Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	93.5%			18	The Fresh Market, Walgreens, Dunwoody Prep	$21.53
	Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$25.19
	Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$40.37
	Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$35.31
	Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	69	69	100.0%			48	Publix, The Juice Box	$10.48
	Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	90.8%			63	Kroger	$13.34
	Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	98.1%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$25.81
	The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	89.1%				(CVS)	$11.86
	Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	97.3%				-	$24.99
				GA		2,120	2,120	92.9%	92.9%	0	551		$23.01
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.55
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	95.0%				PETCO	$37.42
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	99.9%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$27.57
	Hinsdale Lake Commons			IL	Chicago-Naperville-Elgin	185	185	93.0%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$16.35
	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	93.1%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$29.20
(2)	Naperville Plaza	C	20%	IL	Chicago-Naperville-Elgin	115	23	96.8%			39	Casey's Foods, Trader Joe's, Oswald's Pharmacy	$25.73

Supplemental Information 33

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	99.3%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.63
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	72.5%			51	Mariano's Fresh Market, Walgreens	$28.74
Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	93.1%			80	Mariano's Fresh Market, Goodwill	$18.08
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	89.3%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Ulta	$18.33
			IL		1,775	1,338	92.1%	92.1%	0	505		$20.89
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.50
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	78.6%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.68
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	100.0%			12	Trader Joe's	$26.81
			IN		418	335	97.8%	97.8%	64	116		$17.35
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	100.0%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$25.90
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	100.0%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.59
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$27.55
The Abbot			MA	Boston-Cambridge-Newton	64	64	77.1%				Center for Effective Alturism	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$22.17
			MA		897	897	98.4%	98.4%	0	416		$29.41
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	86.9%			9	Trader Joe's	$42.91
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	95.8%			70	Shoppers Food Warehouse, Dollar Tree	$19.50
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	91.6%			10	Trader Joe's	$40.98
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$43.48
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	97.3%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$17.40
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	84.3%			44	Giant	$25.36
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	100.0%			64	Planet Fitness	$15.39
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	118	118	91.6%		75	63	Giant, (Sunrise)	$30.96
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$29.35
Westbard Square			MD	Washington-Arlington-Alexandri	132	132	97.5%			55	Giant, Bowlmor AMF	$38.43
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	96.2%				CVS	$35.80
			MD		1,099	583	94.9%	94.9%	75	357		$29.39

Supplemental Information 34

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.71
			MI		97	97	74.0%	74.0%	0	0		$8.71
Apple Valley Square			MN	Minneapol-St. Paul-Bloomington	179	179	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$16.93
Cedar Commons			MN	Minneapol-St. Paul-Bloomington	66	66	100.0%			50	Whole Foods	$28.37
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$26.51
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	96.9%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.83
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	99.4%			89	CUB Foods	$14.67
			MN		668	390	99.3%	99.3%	87	183		$19.03
Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.52
Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$12.65
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.61
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.36
			MO		408	408	99.5%	99.5%	388	314		$11.13
Blakeney Town Center			NC	Charlotte-Concord-Gastonia	384	384	99.4%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$26.56
Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	91.3%			14	Chuck E. Cheese, The Fresh Market, Party City	$24.84
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.53
Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.41
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$18.40
Holly Park			NC	Raleigh-Cary	160	160	97.7%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$20.14
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$14.39
Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.34
Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	94	19	88.7%			30	Whole Foods, Walgreens	$21.79
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	100.0%			53	Harris Teeter	$19.67
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%			46	Trader Joe's, Aldi, Staples, Barnes & Noble	$21.15
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	98.5%			59	Harris Teeter	$17.06
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	93.1%			24	The Fresh Market	$21.02
Village District	C	30%	NC	Raleigh-Cary	559	168	96.4%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club, Ballard Designs	$26.97
Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	96.7%			42	Whole Foods	$23.25
Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.91
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	100.0%			41	Food Lion, ACE Hardware	$14.68

Supplemental Information 35

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				NC		2,420	1,594	98.1%	98.1%	139	744		$22.38
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.3%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$36.71
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	97.9%			44	Whole Foods	$32.21
(2)	Glenwood Green	M	70%	NJ	Philadelphia-Camden-Wilmington	353	353	84.3%			80	ShopRite, Target, Rendina	$11.58
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.18
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	62.0%			43	Grocer	$19.80
				NJ		796	648	88.7%	94.0%	0	251		$22.03
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$137.95
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Michaels, Staples, Trader Joe's	$36.87
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	89.9%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$41.06
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	90.4%			63	Stop & Shop	$50.76
	East Meadow			NY	New York-Newark-Jersey City	141	141	93.3%				Marshalls, Stew Leonard's	$15.99
(2)	East Meadow Plaza			NY	New York-Newark-Jersey City	205	205	0.0%			31	Lidl, Dollar Deal	$24.86
	Eastport			NY	New York-Newark-Jersey City	48	48	94.1%				King Kullen, Rite Aid	$12.61
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$52.09
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	100.0%				-	$38.50
	Rivertowns Square			NY	New York-Newark-Jersey City	116	116	90.9%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$25.23
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$30.18
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness	$35.83
	Valley Stream			NY	New York-Newark-Jersey City	99	99	90.3%				King Kullen	$30.40
	Wading River			NY	New York-Newark-Jersey City	99	99	84.1%				King Kullen, CVS, Ace Hardware	$23.46
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	100.0%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$27.18
				NY		2,094	2,010	88.8%	88.8%	0	388		$35.55
	Cherry Grove			OH	Cincinnati	203	203	94.3%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.79
	East Pointe			OH	Columbus	111	111	100.0%			76	Kroger	$11.35
	Hyde Park			OH	Cincinnati	397	397	97.8%			100	Kroger, Kohl's, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls, Five Below	$17.18
	Kroger New Albany Center			OH	Columbus	93	93	100.0%			65	Kroger	$13.51

Supplemental Information 36

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$12.04
	Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.77
	Regency Commons			OH	Cincinnati	34	34	84.0%				-	$27.07
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.49
				OH		1,221	1,221	97.9%	97.9%	90	616		$13.48
	Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Michaels, TJ Maxx, Trader Joe's	$22.30
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	97.7%			38	Dollar Tree, Rite Aid, Whole Foods	$16.24
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	85.0%			41	Safeway, Planet Fitness	$20.80
	Northgate Marketplace			OR	Medford	81	81	87.3%			13	Trader Joe's, REI, PETCO	$23.50
	Northgate Marketplace Ph II			OR	Medford	177	177	98.4%				Dick's Sporting Goods, Homegoods, Marshalls	$18.16
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.6%			55	Safeway	$12.43
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$32.96
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	52.1%				-	$33.04
				OR		835	779	89.6%	89.6%	0	215		$21.36
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$18.75
(2)	Baederwood Shopping Center	M	80%	PA	Philadelphia-Camden-Wilmington	117	117	97.5%			40	Whole Foods, Planet Fitness	$28.00
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	92.9%				Ross Dress for Less, TJ Maxx, Dollar Tree	$21.13
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	99.0%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$35.30
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$27.72
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	91.1%			51	Weis Markets	$22.29
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	91.6%			56	Acme Markets, Michael's	$19.69
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	87.6%			73	Valley Farm Market, Dollar Tree	$11.45
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	92.6%			25	Grocery Outlet Bargain Market, Planet Fitness	$17.10
				PA		1,112	711	96.2%	96.2%	244	390		$26.90
	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Greenwise (Vac 8/29/20)	$30.09
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	96.7%			38	Publix	$17.86
				SC		131	83	98.7%	98.7%	0	59		$25.48
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	97.8%			55	Publix	$16.78
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	99.0%			75	Kroger	$15.50
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.33
				TN		314	314	99.1%	99.1%	0	214		$17.46

Supplemental Information 37

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	100.0%			68	Kroger, Walgreens	$21.86
(2)	Baybrook East	O	50%	TX	Houston-Woodlands-Sugar Land	156	78	93.9%			106	H.E.B	$13.18
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	100.0%			83	Kroger	$12.17
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$30.20
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$28.18
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	100.0%			63	Kroger	$20.47
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	98.1%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$19.41
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$51.23
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	97.9%			79	H.E.B.	$25.35
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%			64	Tom Thumb	$17.32
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	90.7%		63	63	(WalMart)	$29.53
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	97.4%			64	Tom Thumb	$22.13
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	97.3%			30	Sprout's Markets, Office Depot, Tuesday Morning	$19.86
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	99.1%			100	Kroger	$17.75
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	95.9%			49	Tom Thumb, Ogle School of Hair Design	$19.61
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	100.0%			60	H.E.B.	$21.97
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	98.8%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$24.76
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%			64	Kroger	$15.60
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	103	103	100.0%			30	Central Market, Talbots	$40.13
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	89.8%			61	Kroger	$14.82
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$25.57
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	98.9%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$14.14
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	98.9%			63	Kroger, CVS	$22.24
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	95.3%			65	Kroger, Walgreens	$18.57
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	98.9%			84	H.E.B., Pinstack, Baylor Scott & White	$23.84
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.3%			100	Kroger	$17.18
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	97.0%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Trek Bicycle	$21.64
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	98.1%			52	Randalls Food, Walgreens, PETCO, Tuesday Morning, Homegoods, Barnes & Noble	$21.05
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	97.7%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$20.49

Supplemental Information 38

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	94.2%			45	Whole Foods	$31.81
				TX		3,981	3,525	98.0%	98.1%	190	1,706		$21.01
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$17.50
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	98.3%			40	Cooper's Hawk Winery, Whole Foods	$34.13
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	100.0%			58	Safeway	$23.78
(2)	Carytown Exchange	M	66%	VA	Richmond	116	116	91.6%			38	Publix, CVS	$26.82
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	100.0%			55	United States Coast Guard Ex, Planet Fitness	$20.87
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Amazon Fresh	$32.53
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	168	67	87.7%			32	Amazon Fresh, Homesense	$31.75
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	94.2%			50	Giant	$27.45
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.1%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$29.22
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.81
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	89.3%			20	PGA Tour Superstore	$32.16
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$33.67
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	136	27	68.1%			63	Amazon Fresh	$27.49
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	92.1%			56	Giant	$21.27
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	98.3%			52	Harris Teeter, Planet Fitness	$18.89
	The Crossing Clarendon			VA	Washington-Arlington-Alexandri	420	420	90.4%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Life Time Fitness	$39.20
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$22.32
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	94.2%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$25.48
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	87.4%			45	Publix, CVS	$25.52
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	80.6%				Fashion K City	$28.84
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target), (PetSmart)	$28.17
				VA		3,022	1,669	93.9%	93.9%	141	960		$29.12
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$25.39
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$18.81
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	97.7%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$27.74

Supplemental Information 39

Portfolio Summary Report By State

March 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	98.4%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$34.81
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	94.9%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.78
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.9%			49	Big 5 Sporting Goods, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway, Aaron's	$13.17
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	96.5%			29	Safeway, Rite Aid	$32.43
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	99.6%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$26.05
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$45.70
(2)	Island Village			WA	Seattle-Tacoma-Bellevue	106	106	100.0%			49	Safeway, Rite Aid	$16.16
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	86.2%		40	40	(QFC)	$37.79
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	59.7%				-	$41.73
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	100.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$29.65
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.8%			41	Quality Food Centers, Rite Aid	$26.52
	Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.6%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$27.12
	Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	97.2%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$38.02
	Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$33.82
				WA		1,836	1,267	97.3%	97.3%	437	532		$27.81

	Regency Centers Total					51,137	43,307	94.9%	95.0%	3,747	16,021		$23.96
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Property

Note:	In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon

GRI:	Co-investment Partnership with GRI

M:	Co-investment Partnership with Minority Partner

O:	Other, single property co-investment Partnerships

RC:	Co-investment Partnership with CalSTRS

Supplemental Information 40

Components of Net Asset Value (NAV)

As of March 31, 2023

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$214,738
Share of JV NOI (page 7)	$23,701
Less: Noncontrolling Interests (page 7)	$(1,800)

Quarterly Base Rent From Leases Signed But Not Yet Commenced
Retail Operating Properties Excluding In-Process Redevelopments (Quarterly)	$5,467
Retail Operating Properties Including In-Process Redevelopments (Quarterly)	$7,929

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$56,000
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$3,920
% of Costs Incurred (page 17)	51%
Construction in Progress	$28,560

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$-
In-place NOI from In-Process Ground-Up Developments	$-

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$247,000
Stabilized Yield (page 17)	8%
Annualized Proforma Stabilized NOI	$19,760
% of Costs Incurred (page 17)	57%
Construction in Progress	$140,790

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$83
In-place NOI from In-Process Redevelopments	$321

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,038
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(239)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$35,802
Outparcels at retail operating properties	8,423
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$69,225

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$84,118
Tenant and other receivables, excluding Straight-line rent receivables	$53,736
Other Assets, excluding Goodwill	$138,975

Liabilities
Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,172,878
Accounts payable and other liabilities	$307,045
Tenants' security, escrow deposits	$78,494

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	171,700

Supplemental Information 41

Earnings Guidance

March 31, 2023

Full Year 2023 Guidance (in thousands, except per share data)	1Q 2023	Current Guidance	Prior Guidance
Net Income Attributable to Common Shareholders per diluted share	$0.57	$2.01-$2.09	$1.92-$2.00
Nareit Funds From Operations ("Nareit FFO") per diluted share	$1.08	$4.07-$4.15	$4.03-$4.11
Core Operating Earnings per diluted share (1)	$1.03	$3.87-$3.93	$3.83-$3.89
Same property NOI growth without termination fees	2.5%	+0.5% to +1.5%	0% to +1.0%
Same property NOI growth without termination fees or collection of 2020/2021 reserves	6.3%	+2.5% to +3.5%	+2.0% to +3.0%
Collection of 2020/2021 Reserves (2)	$1,521	+/-$4,000	+/-$3,000
Certain non-cash items (3)	$8,742	$34,500-$37,500	$34,500-$37,500
G&A expense, net (4)	$23,898	$88,000-$91,000	$87,000-$90,000
Interest expense, net	$41,116	+/-$168,000	+/-$168,000
Recurring third party fees & commissions	$5,799	+/-$25,000	+/-$25,000
Development and Redevelopment spend	$24,745	+/-$130,000	+/-$130,000
Acquisitions	$0	$0	$0
Cap rate (weighted average)	0.0%	0%	0%
Dispositions	$0	+/-$65,000	+/-$65,000
Cap rate (weighted average)	0.0%	+/- 7.0%	+/- 7.0%
Unit issuance (gross)	$0	$20,000	$0
Share repurchase settlement (gross)	$20,000	$20,000	$0

Reconcilliation of Net Income to Earnings Guidance (per diluted share)	Full Year 2023
	Low	High

Net income attributable to common shareholders	$2.01	2.09

Adjustments to reconcile net income to Nareit FFO:
Depreciation and amortization	2.05	2.05
Exchangeable operating partnership units	0.01	0.01
Nareit Funds From Operations	$4.07	4.15

Adjustments to reconcile Nareit FFO to Core Operating Earnings:
Straight-line rent, net	(0.06)	(0.08)
Above/below market rent amortization, net	(0.14)	(0.14)
Debt premium/discount amortization	0.00	0.00
Core Operating Earnings	$3.87	3.93

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro-rata basis.

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information 42

Glossary of Terms

March 31, 2023

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations, if applicable.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 43